EXHIBIT 99.2
                                 ------------

                The Confirmation, dated as of February 27, 2006

[OBJECT OMITTED][UBS LOGO]

Date:                   27 February 2006

To:                     UBS Real Estate Securities, Inc. ("Counterparty")

Attention:              Swaps Administration

From:                   UBS AG, London Branch ("UBS AG")

Subject:                Interest Rate Cap Transaction
                        UBS AG Ref: 37300006
Dear Sirs

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Master Agreement or Agreement specified below.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

UBS, Counterparty and The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-4CB (the "Transferee") have entered into an assignment agreement (the "Assignment Agreement") relating to this Transaction. Upon payment of the Fixed Amount and satisfaction of any other conditions described herein, as of February 27, 2006 (the "Transfer Date"), under the terms of the Assignment Agreement, among other things, Counterparty will transfer its interest as Counterparty to the Transaction under this Confirmation to the Transferee, and under which the Transferee shall assume the rights and obligations of Counterparty to the Transaction under this Confirmation (the "Transfer"). Upon Transfer of this Transaction to the Transferee, all references to Party B or the Counterparty or words of similar meaning or import shall be deemed to be a reference to the Transferee.

As of the date of such Transfer, the Transferee and UBS will be deemed to enter into an ISDA Master Agreement in the form of the 1992 ISDA Master Agreement (Multicurrency - Cross Border) published by the International Swaps and Derivatives Association, Inc. (the "Form ISDA Master Agreement") without any Schedule, except for the elections and modifications that are provided in this Confirmation. As of the date of such Transfer, as between the Transferee and UBS, this Confirmation shall be deemed to supplement, form a part of, and be subject to the Form ISDA Master Agreement. All provisions contained in the Form ISDA Master Agreement shall govern this Confirmation except as expressly modified herein.

The terms of the particular Interest Rate Cap Transaction to which this Confirmation relates are as follows:

General Terms

Trade Date:                               27 February 2006

Effective Date                            27 February 2006

Termination Date:                         25 December 2010

Calculation Amount:                       Initially USD 125,646,000.00
                                          amortizing as per the Amortization
                                          Schedule below

With respect to each Calculation Amount, the lesser of:

(i) the amount set forth for such Calculation Period in the Amortizing Schedule below and
(ii) the aggregate Certificate Principal Balance of the Class 1-A-3 Certificates immediately prior to the related Distribution Date (as such term is defined in the Pooling and Servicing Agreement dated as of February 1, 2006 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc. as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee).

Amortization Schedule:
-----------------------------------------------------------------------------------------------------------------------
Period from and including:              Period up to but excluding:           Calculation Amount (USD)
-----------------------------------------------------------------------------------------------------------------------
                   27-Feb-06                             25-Mar-06                          125,646,000.00
-----------------------------------------------------------------------------------------------------------------------
                   25-Mar-06                             25-Apr-06                          123,463,850.87
-----------------------------------------------------------------------------------------------------------------------
                   25-Apr-06                             25-May-06                          121,057,828.05
-----------------------------------------------------------------------------------------------------------------------
                   25-May-06                             25-Jun-06                          118,434,070.56
-----------------------------------------------------------------------------------------------------------------------
                   25-Jun-06                             25-Jul-06                          115,599,634.78
-----------------------------------------------------------------------------------------------------------------------
                   25-Jul-06                             25-Aug-06                          112,562,476.95
-----------------------------------------------------------------------------------------------------------------------
                   25-Aug-06                             25-Sep-06                          109,331,430.64
-----------------------------------------------------------------------------------------------------------------------
                   25-Sep-06                             25-Oct-06                          105,916,179.42
-----------------------------------------------------------------------------------------------------------------------
                   25-Oct-06                             25-Nov-06                          102,327,224.37
-----------------------------------------------------------------------------------------------------------------------
                   25-Nov-06                             25-Dec-06                           98,575,847.05
-----------------------------------------------------------------------------------------------------------------------
                   25-Dec-06                             25-Jan-07                           94,674,067.60
-----------------------------------------------------------------------------------------------------------------------
                   25-Jan-07                             25-Feb-07                           90,832,415.62
-----------------------------------------------------------------------------------------------------------------------
                   25-Feb-07                             25-Mar-07                           87,098,002.32
-----------------------------------------------------------------------------------------------------------------------
                   25-Mar-07                             25-Apr-07                           83,469,135.90
-----------------------------------------------------------------------------------------------------------------------
                   25-Apr-07                             25-May-07                           79,943,587.57
-----------------------------------------------------------------------------------------------------------------------
                   25-May-07                             25-Jun-07                           76,519,171.90
-----------------------------------------------------------------------------------------------------------------------
                   25-Jun-07                             25-Jul-07                           73,193,745.89
-----------------------------------------------------------------------------------------------------------------------
                   25-Jul-07                             25-Aug-07                           69,965,208.28
-----------------------------------------------------------------------------------------------------------------------
                   25-Aug-07                             25-Sep-07                           66,831,498.66
-----------------------------------------------------------------------------------------------------------------------
                   25-Sep-07                             25-Oct-07                           63,790,596.80
-----------------------------------------------------------------------------------------------------------------------
                   25-Oct-07                             25-Nov-07                           60,840,521.79
-----------------------------------------------------------------------------------------------------------------------
                   25-Nov-07                             25-Dec-07                           57,979,331.40
-----------------------------------------------------------------------------------------------------------------------
                   25-Dec-07                             25-Jan-08                           55,205,121.26
-----------------------------------------------------------------------------------------------------------------------
                   25-Jan-08                             25-Feb-08                           52,516,024.18
-----------------------------------------------------------------------------------------------------------------------
                   25-Feb-08                             25-Mar-08                           49,910,209.48
-----------------------------------------------------------------------------------------------------------------------
                   25-Mar-08                             25-Apr-08                           47,385,882.24
-----------------------------------------------------------------------------------------------------------------------
                   25-Apr-08                             25-May-08                           44,941,282.67
-----------------------------------------------------------------------------------------------------------------------
                   25-May-08                             25-Jun-08                           42,574,685.42
-----------------------------------------------------------------------------------------------------------------------
                   25-Jun-08                             25-Jul-08                           40,284,398.93
-----------------------------------------------------------------------------------------------------------------------
                   25-Jul-08                             25-Aug-08                           38,068,764.81
-----------------------------------------------------------------------------------------------------------------------
                   25-Aug-08                             25-Sep-08                           35,926,157.18
-----------------------------------------------------------------------------------------------------------------------
                   25-Sep-08                             25-Oct-08                           33,854,982.10
-----------------------------------------------------------------------------------------------------------------------
                   25-Oct-08                             25-Nov-08                           31,853,676.91
-----------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------
                   25-Nov-08                             25-Dec-08                           29,920,709.71
-----------------------------------------------------------------------------------------------------------------------
                   25-Dec-08                             25-Jan-09                           28,054,578.66
-----------------------------------------------------------------------------------------------------------------------
                   25-Jan-09                             25-Feb-09                           26,253,811.55
-----------------------------------------------------------------------------------------------------------------------
                   25-Feb-09                             25-Mar-09                           24,516,965.14
-----------------------------------------------------------------------------------------------------------------------
                   25-Mar-09                             25-Apr-09                           22,842,624.65
-----------------------------------------------------------------------------------------------------------------------
                   25-Apr-09                             25-May-09                           21,229,403.20
-----------------------------------------------------------------------------------------------------------------------
                   25-May-09                             25-Jun-09                           19,675,941.32
-----------------------------------------------------------------------------------------------------------------------
                   25-Jun-09                             25-Jul-09                           18,180,906.36
-----------------------------------------------------------------------------------------------------------------------
                   25-Jul-09                             25-Aug-09                           16,742,992.08
-----------------------------------------------------------------------------------------------------------------------
                   25-Aug-09                             25-Sep-09                           15,360,918.00
-----------------------------------------------------------------------------------------------------------------------
                   25-Sep-09                             25-Oct-09                           14,033,429.12
-----------------------------------------------------------------------------------------------------------------------
                   25-Oct-09                             25-Nov-09                           12,759,295.22
-----------------------------------------------------------------------------------------------------------------------
                   25-Nov-09                             25-Dec-09                           11,537,310.52
-----------------------------------------------------------------------------------------------------------------------
                   25-Dec-09                             25-Jan-10                           10,366,293.19
-----------------------------------------------------------------------------------------------------------------------
                   25-Jan-10                             25-Feb-10                            9,245,084.88
-----------------------------------------------------------------------------------------------------------------------
                   25-Feb-10                             25-Mar-10                            8,172,550.27
-----------------------------------------------------------------------------------------------------------------------
                   25-Mar-10                             25-Apr-10                            7,147,576.66
-----------------------------------------------------------------------------------------------------------------------
                   25-Apr-10                             25-May-10                            6,169,073.48
-----------------------------------------------------------------------------------------------------------------------
                   25-May-10                             25-Jun-10                            5,235,971.96
-----------------------------------------------------------------------------------------------------------------------
                   25-Jun-10                             25-Jul-10                            4,347,224.62
-----------------------------------------------------------------------------------------------------------------------
                   25-Jul-10                             25-Aug-10                            3,501,804.93
-----------------------------------------------------------------------------------------------------------------------
                   25-Aug-10                             25-Sep-10                            2,698,706.87
-----------------------------------------------------------------------------------------------------------------------
                   25-Sep-10                             25-Oct-10                            1,936,944.59
-----------------------------------------------------------------------------------------------------------------------
                   25-Oct-10                             25-Nov-10                            1,215,551.94
-----------------------------------------------------------------------------------------------------------------------
                   25-Nov-10                             25-Dec-10                              533,582.19
-----------------------------------------------------------------------------------------------------------------------

The dates in the above schedule with the exception of the Effective Date will be subject to no adjustment in accordance with the Modified Following Business Day Convention.

Seller of the Cap:                           UBS AG

Buyer of the Cap:                            Counterparty

Calculation                                  Agent: UBS AG ; provided, however, that if an Event of Default occurs where UBS AG is the Defaulting Party, and such Event of Default remains in effect, then
                                             Counterparty may appoint a financial institution that is a Reference Market-maker to act as the Calculation.

Business Days:                               New York

Broker:                                      None

Fixed Amounts

Fixed Rate Payer:                            Counterparty

Fixed Amount:                                USD 500,000.00

Fixed Rate Payer Payment Date:               27 February 2006





Business Day Convention:                     Not Applicable

Floating Amounts
----------------

Floating Rate Payer:                         UBS AG

Cap Rate:                                    5.30 percent per annum

Floating Amount:                             To be determined in accordance with the following formula: Greater of (1)
                                             Calculation Amount * Floating Rate Day Count Fraction * (Floating Rate Option - Cap
                                             Rate) and (2) 0

Floating                                     Rate Option: USD-LIBOR-BBA, provided however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 8.80 percent per annum, the Floating Rate for such Calculation Period shall be deemed equal to 8.80 percent per annum

Designated Maturity:                         One Month

Spread:                                      None

Floating Rate Day Count Fraction:            30/360

Floating                                     Rate Payer Period End Dates: 25 January, 25 February, 25 March, 25 April, 25 May,
                                             25 June, 25 July, 25 August, 25 September, 25 October, 25 November and 25 December,
                                             in each year, from and including 25 March 2006, up to and including the Termination
                                             Date, subject to no adjustment

Floating Rate Payer Payment Dates:           Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be two Business Days prior to each Floating Rate Payer Period End Date.

Reset Dates:                                 First day of each Calculation Period.

Business Day Convention:                     Modified Following

Additional Provisions:

(i) "Specified Entity" means in relation to UBS AG and Counterparty for the purpose of: --

         Section 5(a)(v),      Not Applicable
         Section 5(a)(vi),     Not Applicable
         Section 5(a)(vii),    Not Applicable
         Section 5(b)(iv),     Not Applicable

(ii) "Specified Transaction" will be inapplicable to UBS AG and the Counterparty.

(iii) The "Breach of Agreement" provisions of Section 5(a)(ii) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(iv) The "Credit Support Default" provisions of Section 5(a)(iii) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(v) The "Misrepresentation" provisions of Section 5(a)(iv) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(vi) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(vii) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(viii) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(ix) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(x) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision will not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, such section) is held to the invalid or unenforceable, provided, further, that the parties agree to first use reasonable efforts to amend the affected provisions of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, such section) so as to preserve the original intention of the parties.

        The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(xi) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(xii) Waiver of Jury Trial. EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING IN CONNECTION WITH THIS AGREEMENT, ANY CREDIT SUPPORT DOCUMENT TO WHICH IT IS A PARTY, OR ANY TRANSACTION. EACH PARTY ALSO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE OTHER PARTY'S ENTERING INTO THIS AGREEMENT.

(xiii) Fully Paid Transaction. Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Counterparty has satisfied all of its payment obligations under Section 2(a)(i) of the Agreement with respect to this Transaction, and unless UBS AG is required to return (whether pursuant to an order of a court with due authority to cause UBS AG to be required to return any such payment to Counterparty (or any duly authorized representative thereof) or whether otherwise pursuant to appropriate proceedings to return to Counterparty (or any duly authorized representative thereof)) or UBS AG otherwise returns to Counterparty (or any duly authorized representative thereof) upon demand of Counterparty (or any duly authorized representative thereof) any portion of such payment, then: (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party in respect of this Transaction and (b) UBS AG shall be entitled to designate an Early Termination Date pursuant to
        Section 6 of the Agreement in respect of this Transaction only as a result of a Termination Event set forth in either Section 5(b)(i) or
        Section 5(b)(ii) of the Agreement with respect to UBS AG as the Affected Party or Section 5(b)(iii) of the Agreement with respect to UBS AG as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Counterparty's only obligation under
        Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date, each as defined in this Confirmation.

(xiv) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to the conflict of law provisions thereof (other than New York General Obligations Law Sections 5-1401 and 5-1402).

(xv) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction; provided, however, that upon the designation of any Early Termination Date, in addition to, and not in limitation of any other right or remedy under applicable law, UBS AG may, by notice to Counterparty require Counterparty to set off any sum or obligation that UBS AG owed to Counterparty against any collateral currently held by Counterparty that UBS AG has posted to Counterparty, and Counterparty shall effect such setoff promptly, if and to the extent permitted to do so under applicable law, provided that Counterparty's exercise of this setoff is not stayed or otherwise delayed by order of any court, regulatory authority or other governmental agency or any receiver other person appointed in respect of UBS AG or any of its property.

(xvi) Proceedings. UBS AG covenants and agrees that it will not institute against or join any other person in instituting against the Counterparty any bankruptcy, reorganization, arrangement, insolvency, winding up or liquidation proceedings, or other proceedings under any United States federal or state, or other bankruptcy, insolvency, liquidation, or similar law, in connection with any obligations relating to this Transaction or otherwise prior to the date that is one year and one day or, if longer, the applicable preference period after all the Class 1-A-3 certificates (the "Certificates") have been paid in full; provided, that this paragraph shall not restrict or prohibit UBS AG, after the filing of any proceeding filed independently of UBS AG, from joining any other person, including without limitation the Bank of New York, in any bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or other analogous proceedings relating to Counterparty under any bankruptcy or similar law.

(xvii) The ISDA Form is hereby amended as follows: for the purposes of this Transaction, the word "third" shall be replaced by he word "first" in the third line of Section 5(a)(i) of the ISDA Form; provided, however, that notwithstanding the foregoing, an Event of Default shall not occur under Section 5(a)(i) if, as demonstrated to the reasonable satisfaction of the other party, (a) the failure to pay or deliver is caused by an error or omission of an administrative or operational nature; and (b) funds or the relevant instrument were available to such party to enable it to make the relevant payment or delivery when due; and (c) such relevant payment is made within three Business Days following receipt of written notice from the other party of such failure to pay.

(xvii)  Multibranch Party. For the purpose of Section 10(c) of the Agreement:

         (i) UBS AG is a Multibranch Party and may act through its branches in any of the following territories or countries: England and Wales, France, Hong Kong, United States of America, Singapore, Sweden and Switzerland.

         (ii)  Counterparty is not a Multibranch Party.

(xix)   Payments on Early Termination. For the purpose of Section 6(e) of this
        Agreement:

         (i)   Market Quotation will apply.
         (ii)  The Second Method will apply.

(xx) Event of Default relating to Bankruptcy. Clause (2) of Section 5(a)(vii) shall not apply to Counterparty.

(xxi) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(xxii) Permitted Assignment: For purposes of Section 7 of the Agreement, UBS AG hereby consents to the Transfer under the Assignment Agreement.

(xxiii) Payer Tax Representations: For the purposes of Section 3(e) of the
        Master Agreement, UBS AG will make the following representation and Counterparty will not make the following representation: it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
        Section 3(f) of the Master Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(xxiv) Payee Tax Representations: For the purpose of Section 3(f) of the Master Agreement, the Counterparty makes the following representation:

         (1) To the extent that the Counterparty is UBS Real Estate Securities, Inc. the Counterparty is incorporated under the laws of the State of Delaware and regarded as a corporation for U.S. Federal income tax purposes.

         (2) To the extent that the Counterparty is the Transferee, the counterparty is a common law trust formed under the laws of the State of New York and regarded as a grantor trust owned proportionately by the holders of the Class 1-A-3
               Certificateholders in CWALT, Inc. Alternative Loan Trust
               2006-4CB.


(xxv)    Agreement to Deliver Documents:

For the purposes of Section 4(a)(i) and (ii) of the ISDA Form, the parties agree to deliver the following documents as applicable.

     (a) Tax forms, documents or other certificates to be delivered are:

Party required                Form/Document/Certificate              Date by which to
to deliver document                                                  be delivered

UBS AG and Counterparty       Any form or document required or       Promptly upon
                              reasonably requested to allow the      reasonable demand by
                              other party to make payments           the other party.
                              without any deduction or
                              withholding for or on account of
                              any Tax, or with such deduction or
                              withholding at a reduced rate.

Counterparty                  To the extent that the Counterparty    (i) Upon execution and
                              is the Transferee, one duly            delivery of this
                              executed and completed U.S.            Confirmation; with such
                              Internal Revenue Service Form W-9      form to be updated as
                              (or successor thereto) executed by     required under
                              such party or parties as may be        applicable U.S.
                              required under applicable U.S.         Treasury Regulations;
                              Treasury Regulations.                  (ii) promptly upon
                                                                     demand by
                                                                     UBS AG
                                                                     and (iii)
                                                                     promptly
                                                                     upon
                                                                     learning
                                                                     that any
                                                                     Form W-9
                                                                     (or any
                                                                     successor
                                                                     thereto)
                                                                     has
                                                                     become
                                                                     obsolete
                                                                     or
                                                                     incorrect.
Counterparty                  To the extent that the Counterparty
                              is UBS Real Estate Securities,
                              Inc., one duly executed and
                              completed U.S. Internal Form W-9
                              (or successor thereto) executed by
                              such party or parties as may be
                              required under applicable U.S.
                              Treasury Regulations.

(b) Other documents to be delivered are:

Party required to           Form/Document/                          Date by which to          Covered by Section 3(d)
deliver document            Certificate                             be delivered              Representation

UBS AG                      Any documents required by the           Upon the execution and    Yes
                            receiving party to evidence the         delivery of this
                            authority of the delivering party       Agreement and such
                            for it to execute and deliver this      Confirmation
                            Confirmation and to evidence the
                            authority of the delivering party
                            to perform its obligations under
                            this Agreement or the Transaction
                            governed by this




Party required to           Form/Document/                          Date by which to          Covered by Section 3(d)
deliver document            Certificate                             be delivered              Representation

                            Confirmation

UBS AG                      A certificate of an authorized          Upon the execution and    Yes
                            officer of the party, as to the         delivery of this
                            incumbency and authority of the         Confirmation
                            respective officers of the party
                            signing this Confirmation

(xxvi)  Relationship Between Parties

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

(a) Non-Reliance. Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction. Each party is also capable of assuming and assumes, the risks of this Transaction.

(c) Status of the Parties. Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

(d) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.


References in this clause to "a party" shall, in the case of UBS AG and where the context so allows, include references to any affiliate of UBS AG.

(xxx) Account Details for UBS AG: Currency: USD
Correspondent Bank:                   UBS AG, STAMFORD BRANCH
Swift Address:                        UBSWUS33XXX
Favour:                               UBS AG LONDON BRANCH
Swift Address:                        UBSWGB2LXXX
Account No:                           101-wa-140007-000
Further Credit To:
Swift Address:
Account No:

(xxvii) Offices
(a) The office of UBS AG for the Interest Rate Cap Transaction is London; and
(b) The office of Counterparty for the Interest Rate Cap Transaction is New
York



Contact Names at UBS AG:
------------------------

Pre Value Payments:                   Pre Value Payment Investigations:           203.719.1110
Post Value Payments:                  Post Value Payment Investigations:          203.719.1110
Confirmation Queries:                 Confirmation Control:                       203.719.3373
ISDA  Documentation:                  Credit Risk Management:                     203.719.8184
Swift:                                UBSWGB2L
Fax:                                  203.719.0274
Address:                              UBS AG
                                      677 Washington Blvd
                                      Stamford CT 06901


Address for notices or communications to the Counterparty (effective solely upon Transfer to Counterparty under the Assignment Agreement):

The Bank of New York
101 Barclay Street
New York, NY 10286
MBS Structured Finance Services
Attn: Matthew J. Sabino
Telephone: 212-815-4800
Telephone: 212-815-6093
Fax: 212-815-3986
Email: msabino@bankofny.com


Payments to Counterparty (effective solely upon Transfer to Counterparty under the Assignment Agreement):

The Bank of New York
New York, NY
ABA#: 021-000-018
GLA#: 111-565
For Further Credit: TAS A/C 530224
Attn: Arthur Rea
Telephone: 212-815-6093


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Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Yours Faithfully
For and on Behalf of
UBS AG, London Branch

By:                                               By:



          /s/ Jonathan Moss                              /s/ Jonathan McTernan
Name:     Jonathan Moss                         Name:    Jonathan McTernan
Title:    Director                              Title:   Associate Director

Acknowledged and Agreed by UBS Real Estate Securities, Inc. as of the date first written above:

By:        /s/ Peter Slagowitz                      /s/ Julie Park

Name :       Peter Slagowitz                        Julie Park
Title :      Managing Director                      Associate Managing Director

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP
UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority.
Representatives of UBS Limited introduce trades to UBS AG via UBS Limited.